Exhibit 99.2

CEDAR SHOPPING CENTERS, INC.

Supplemental Financial Information

June 30, 2005

(unaudited)

Cedar Shopping Centers, Inc.
44 South Bayles Avenue
Port Washington, NY 11050-3765
Tel: (516) 767-6492 Fax: (516) 767-6497
www.cedarshoppingcenters.com

Cedar Shopping Centers, Inc.
Supplemental Financial Information
June 30, 2005
(unaudited)

TABLE OF CONTENTS

Disclosures	3-4
Summary Financial Data	5-6
Consolidated Balance Sheets Information (wholly-owned and joint venture properties)	7
Consolidated Statements of Income Information (wholly-owned and joint venture properties)	8-9
Reconciliation of Net Income Applicable to Common Shareholders to Funds From Operations (“FFO”)	10
Property Summary	11-16
Debt Summary	17-18
Consolidated Joint Ventures Information	19-20
Tenant Concentration Schedule	21
Lease Expiration Schedule	22

Cedar Shopping Centers, Inc.
Supplemental Financial Information
June 30, 2005

(unaudited)

Disclosures

Forward Looking Statements

Statements made or incorporated by reference in the Supplemental Financial Information include certain “forward-looking statements”. Forward-looking statements include, without limitation, statements containing the words “anticipates”, “believes”, “expects”, “intends”, “future”, and words of similar import, which express the Company’s belief, expectations, or intentions regarding future performance or future events or trends. While forward-looking statements reflect good faith beliefs, they are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors, which may cause actual results, performance or achievements to differ materially from anticipated future results, performance or achievements expressed or implied by such forward-looking statements as a result of factors outside of the Company’s control. Certain factors that might cause such a difference include, but are not limited to, the following: real estate investment considerations, such as the effect of economic and other conditions in general and in the Company’s market areas in particular; the financial viability of tenants; the continuing availability of shopping center acquisitions, and development and redevelopment opportunities, on favorable terms; the availability of equity and debt capital in the public and private markets; changes in interest rates; the fact that returns from development, redevelopment and acquisition activities may not be at expected levels; the Company’s potential inability to realize the level of proceeds from property sales as initially expected; inherent risks in ongoing development and redevelopment projects including, but not limited to, cost overruns resulting from weather delays, changes in the nature and scope of development and redevelopment efforts, and market factors involved in the pricing of material and labor; the need to renew leases or re-let space upon the expiration of current leases; and the financial flexibility to refinance debt obligations when due.

Basis of Presentation

The information contained in the Supplemental Financial Information is unaudited and does not purport to disclose all items required by GAAP. The information contained herein should be read in conjunction with the Company’s Form 10-K for the year ended December 31, 2004 and Form 10-Q for the quarter ended June 30, 2005.

Cedar Shopping Centers Partnership, L.P. (the “OP”) is the entity through which the Company conducts substantially all of its business and owns (either directly or through subsidiaries) substantially all of its assets. As of June 30, 2005, the Company owned a 93.2% economic interest in, and is the sole general partner of, the OP. The limited partners’ interest in the OP is evidenced by Operating Partnership Units (“OP Units”), which are economically equivalent to shares of the Company’s common stock and convertible into shares of the Company’s common stock at the option of the holders on a one-for-one basis. With respect to its joint ventures, the Company has general partnership interests ranging from 20% to 50% and, since the Company is the sole general partner and exercises substantial operating control over these entities, such partnerships are included in the consolidated financial statements.

Use of Funds From Operations (“FFO”) as a Non-GAAP Financial Measure

Funds From Operations (“FFO”) is a widely-recognized measure of REIT performance. The Company computes FFO in accordance with the “White Paper” on FFO published by the National Association of Real Estate Investment Trusts (“NAREIT”), which defines FFO as net income applicable to common shareholders (determined in accordance with GAAP), excluding gains or losses from debt restructurings and sales of properties, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Adjustments for unconsolidated partnerships and joint ventures are computed to reflect FFO on the same basis. In computing FFO, the Company does not add back to net income applicable to common shareholders the amortization of costs incurred in connection with its financing or hedging activities, or depreciation of non-real estate assets, but does add back to net income applicable to common shareholders those items that are defined as “extraordinary” under GAAP. FFO does not represent cash generated from operating activities in accordance with GAAP and should not be considered as an alternative to net income applicable to common shareholders (determined in accordance with GAAP) as an indication of the Company’s performance or to cash flow from operating activities (determined in accordance with GAAP) as a measure of liquidity. Since the NAREIT White Paper only provides guidelines for computing FFO, the computation of FFO may vary from one company to another. FFO is not necessarily indicative of cash available to fund ongoing cash needs.

Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)
	June 30,	December 31,
	2005	2004

Equity market capitalization (end of period):
8-7/8% Series A Cumulative Redeemable
Preferred Stock shares outstanding	3,550,000	2,350,000
Closing market price	$26.70	$26.39

Common shares outstanding	22,340,981	19,350,981
OP Units outstanding	1,638,562	454,469
Closing market price	$14.75	$14.30

Equity market capitalization	$448,483,000	$345,234,000
Pro rata share of outstanding debt	252,271,000	212,142,000

Total capitalization	$700,754,000	$557,376,000

Ratio of pro rata share of outstanding debt
to total capitalization	36.0%	38.1%

Ratio of pro rata share of outstanding debt
to capitalization without Preferred Stock	41.6%	42.8%

	Three months ended June 30,

	2005	2004

Total revenues	$17,047,000	$12,640,000
Net income applicable to common shareholders	$1,466,000	$1,903,000
Per common share	$0.07	$0.12
Dividends to common shareholders	$5,027,000	$3,703,000
Per common share	$0.225	$0.225
FFO	$5,484,000	$4,253,000
Per common share/OP unit	$0.23	$0.25

Average number of common shares:
Shares used in determination of earnings per share	22,175,000	16,456,000
Additional shares assuming conversion of OP Units	1,230,000	454,000

Shares used in determination of FFO per share	23,405,000	16,910,000

	Six months ended June 30,

	2005	2004

Total revenues	$33,569,000	$23,912,000
Net income applicable to common shareholders	$2,820,000	$3,246,000
Per common share	$0.14	$0.20
Dividends to common shareholders	$9,381,000	$6,335,000
Per common share	$0.450	$0.385
FFO	$10,354,000	$7,622,000
Per common share/OP unit	$0.48	$0.45

Average number of common shares:
Shares used in determination of earnings per share	20,763,000	16,456,000
Additional shares assuming conversion of OP Units	842,000	447,000

Shares used in determination of FFO per share	21,605,000	16,903,000

Cedar Shopping Centers, Inc.
Summary Financial Data
(unaudited)
(continued)
	June 30,	December 31,
	2005	2004

Real estate, net	617,928,000	505,325,000
Other assets	37,129,000	31,835,000

Total assets	$655,057,000	$537,160,000

Total debt	$288,517,000	$248,630,000
Other liabilities	32,570,000	34,239,000
Minority interests	11,929,000	11,995,000
Limited partners’ interest in OP	21,899,000	6,542,000
Shareholders’ equity	300,142,000	235,754,000

Total liabilities and equity	$655,057,000	$537,160,000

Fixed-rate mortgages	$210,330,000	$161,475,000
Variable-rate mortgages	34,787,000	18,955,000

Total mortgages	245,117,000	180,430,000
Secured revolving credit facility	43,400,000	68,200,000

Total debt	$288,517,000	$248,630,000

Pro rata share of total debt	$252,271,000	$212,142,000

Weighted average interest rates:
Fixed-rate mortgages	6.2%	6.5%
Variable-rate mortgages	5.3%	4.7%
Total mortgages	6.1%	6.3%
Secured variable rate revolving credit facility	4.8%	3.9%
Total debt	5.9%	5.7%

CEDAR SHOPPING CENTERS, INC.
Consolidated Balance Sheets Information
(unaudited)
	June 30, 2005			December 31, 2004

		Joint venture	Wholly-owned		Joint venture	Wholly-owned
	Total	properties	properties	Total	properties	properties

Assets:
Real estate:
Land	$117,784,000	$14,408,000	$103,376,000	$97,617,000	$14,409,000	$83,208,000
Buildings and improvements	523,431,000	54,031,000	469,400,000	423,735,000	54,083,000	369,652,000

	641,215,000	68,439,000	572,776,000	521,352,000	68,492,000	452,860,000
Less accumulated depreciation	(23,287,000)	(3,795,000)	(19,492,000)	(16,027,000)	(3,055,000)	(12,972,000)

Real estate, net	617,928,000	64,644,000	553,284,000	505,325,000	65,437,000	439,888,000

Cash and cash equivalents	7,105,000	—	7,105,000	8,457,000	—	8,457,000
Cash at joint ventures	1,350,000	1,350,000	—	1,193,000	1,193,000	—
Construction / improvement and other escrows	5,119,000	1,300,000	3,819,000	5,912,000	1,408,000	4,504,000
Receivables:
Rents and other, net	3,809,000	264,000	3,545,000	1,929,000	216,000	1,713,000
Straight-line rents	3,490,000	746,000	2,744,000	2,554,000	668,000	1,886,000
Other assets	5,159,000	263,000	4,896,000	2,379,000	271,000	2,108,000
Deferred charges, net:
Leasing costs	6,557,000	340,000	6,217,000	6,163,000	226,000	5,937,000
Financing costs	3,719,000	612,000	3,107,000	2,994,000	675,000	2,319,000
Other	821,000	—	821,000	254,000	—	254,000

Total assets	$655,057,000	$69,519,000	$585,538,000	$537,160,000	$70,094,000	$467,066,000

Liabilities and shareholders’ equity:
Mortgage loans payable	$245,117,000	$49,883,000	$195,234,000	$180,430,000	$50,224,000	$130,206,000
Secured revolving credit facility	43,400,000	—	43,400,000	68,200,000	—	68,200,000
Accounts payable and accrued expenses	5,420,000	528,000	4,892,000	5,549,000	464,000	5,085,000
Tenant advance payments and security deposits	3,209,000	261,000	2,948,000	3,463,000	533,000	2,930,000
Unamortized intangible lease liabilities	23,941,000	1,113,000	22,828,000	25,227,000	1,185,000	24,042,000

Total liabilities	321,087,000	51,785,000	269,302,000	282,869,000	52,406,000	230,463,000

Minority interests	11,929,000	11,929,000	—	11,995,000	11,995,000	—

Limited partners’ interest in consolidated OP	21,899,000	395,000	21,504,000	6,542,000	154,000	6,388,000

Equity (a)	300,142,000	5,410,000	294,732,000	235,754,000	5,539,000	230,215,000

Total liabilities and equity	$655,057,000	$69,519,000	$585,538,000	$537,160,000	$70,094,000	$467,066,000

(a) Equity includes net receivable/payable balances, on open account, between joint venture and wholly-owned properties.

	CEDAR SHOPPING CENTERS, INC.
	Consolidated Statements of Income Information
	(unaudited)

	Three months ended June 30, 2005			Three months ended June 30, 2004

	Total	Joint venture	Wholly-owned	Total	Joint venture	Wholly-owned

Revenues:
Rents:
Base rents	$12,284,000	$1,839,000	$10,445,000	$8,816,000	$1,749,000	$7,067,000
Percentage rents	22,000	1,000	21,000	187,000	3,000	184,000
Straight-line rents	442,000	32,000	410,000	385,000	63,000	322,000
Amortization of intangible
lease liabilities	937,000	35,000	902,000	551,000	41,000	510,000

	13,685,000	1,907,000	11,778,000	9,939,000	1,856,000	8,083,000
Expense recoveries	3,218,000	333,000	2,885,000	2,575,000	532,000	2,043,000
Other	144,000	—	144,000	126,000	8,000	118,000

Total revenues	17,047,000	2,240,000	14,807,000	12,640,000	2,396,000	10,244,000

Expenses:
Operating, maintenance
and management	2,545,000	223,000	2,322,000	2,657,000	356,000	2,301,000
Real estate and other property-
related taxes	1,915,000	221,000	1,694,000	1,244,000	217,000	1,027,000
General and administrative	1,197,000	—	1,197,000	985,000	—	985,000
Depreciation and amortization	4,188,000	382,000	3,806,000	2,592,000	374,000	2,218,000

Total expenses	9,845,000	826,000	9,019,000	7,478,000	947,000	6,531,000

Operating income	7,202,000	1,414,000	5,788,000	5,162,000	1,449,000	3,713,000

Non-operating income and expense:
Interest expense	(3,144,000)	(945,000)	(2,199,000)	(2,575,000)	(907,000)	(1,668,000)
Amortization of deferred financing costs	(230,000)	(32,000)	(198,000)	(242,000)	(32,000)	(210,000)
Interest income	27,000	4,000	23,000	27,000	1,000	26,000

Total non-operating income and expense	(3,347,000)	(973,000)	(2,374,000)	(2,790,000)	(938,000)	(1,852,000)

Income before minority and
limited partners’ interests	3,855,000	441,000	3,414,000	2,372,000	511,000	1,861,000
Minority interests	(353,000)	(353,000)	—	(416,000)	(416,000)	—
Limited partners’ interest	(82,000)	(5,000)	(77,000)	(53,000)	(3,000)	(50,000)

Net income	3,420,000	83,000	3,337,000	1,903,000	92,000	1,811,000

Preferred distribution requirements	(1,954,000)	—	(1,954,000)	—	—	—

Net income applicable to
common shareholders	$1,466,000	$83,000	$1,383,000	$1,903,000	$92,000	$1,811,000

Per common share	$0.07	$—	$0.07	$0.12	$0.01	$0.11

Average number of common
shares outstanding	22,175,000	22,175,000	22,175,000	16,456,000	16,456,000	16,456,000

CEDAR SHOPPING CENTERS, INC.
Consolidated Statements of Income Information
(unaudited)

	Six months ended June 30, 2005			Six months ended June 30, 2004

	Total	Joint venture	Wholly-owned	Total	Joint venture	Wholly-owned

Revenues:
Rents:
Base rents	$23,533,000	$3,680,000	$19,853,000	$16,823,000	$3,486,000	$13,337,000
Percentage rents	223,000	5,000	218,000	304,000	19,000	285,000
Straight-line rents	934,000	79,000	855,000	645,000	141,000	504,000
Amortization of intangible
lease liabilities	1,844,000	71,000	1,773,000	976,000	82,000	894,000

	26,534,000	3,835,000	22,699,000	18,748,000	3,728,000	15,020,000
Expense recoveries	6,891,000	790,000	6,101,000	4,935,000	926,000	4,009,000
Other	144,000	—	144,000	229,000	9,000	220,000

Total revenues	33,569,000	4,625,000	28,944,000	23,912,000	4,663,000	19,249,000

Expenses:
Operating, maintenance
and management	6,572,000	642,000	5,930,000	5,397,000	750,000	4,647,000
Real estate and other property-
related taxes	3,390,000	441,000	2,949,000	2,344,000	435,000	1,909,000
General and administrative	2,166,000	—	2,166,000	1,627,000	—	1,627,000
Depreciation and amortization	7,931,000	763,000	7,168,000	5,067,000	681,000	4,386,000

Total expenses	20,059,000	1,846,000	18,213,000	14,435,000	1,866,000	12,569,000

Operating income	13,510,000	2,779,000	10,731,000	9,477,000	2,797,000	6,680,000

Non-operating income and expense:
Interest expense	(6,281,000)	(1,927,000)	(4,354,000)	(5,099,000)	(2,003,000)	(3,096,000)
Amortization of deferred financing costs	(436,000)	(68,000)	(368,000)	(489,000)	(64,000)	(425,000)
Interest income	32,000	7,000	25,000	30,000	2,000	28,000

Total non-operating income and expense	(6,685,000)	(1,988,000)	(4,697,000)	(5,558,000)	(2,065,000)	(3,493,000)

Income before minority and
limited partners’ interests	6,825,000	791,000	6,034,000	3,919,000	732,000	3,187,000
Minority interests	(643,000)	(643,000)	—	(584,000)	(584,000)	—
Limited partners’ interest	(114,000)	(6,000)	(108,000)	(89,000)	(4,000)	(85,000)

Net income	6,068,000	142,000	5,926,000	3,246,000	144,000	3,102,000

Preferred distribution requirements	(3,248,000)	—	(3,248,000)	—	—	—

Net income applicable to
common shareholders	$2,820,000	$142,000	$2,678,000	$3,246,000	$144,000	$3,102,000

Per common share	$0.14	$0.01	$0.13	$0.20	$0.01	$0.19

Average number of common
shares outstanding	20,763,000	20,763,000	20,763,000	16,456,000	16,456,000	16,456,000

CEDAR SHOPPING CENTERS, INC.
Reconciliation of Net Income to
Funds From Operations (“FFO”)
(unaudited)
	Three months ended June 30,		Six months ended June 30,

	2005	2004	2005	2004

Net income applicable to common shareholders (1)	$1,466,000	$1,903,000	$2,820,000	$3,246,000
Add (deduct):
Depreciation and amortization	4,171,000	2,506,000	7,901,000	4,698,000
Limited partners’ interest	82,000	53,000	114,000	89,000
Minority interests	353,000	416,000	643,000	584,000
Minority interests’ share of FFO	(588,000)	(625,000)	(1,124,000)	(995,000

Funds from operations	$5,484,000	$4,253,000	$10,354,000	$7,622,000

FFO per common share (assuming conversion
of OP Units	$0.23	$0.25	$0.48	$0.45

Average number of common shares:
Shares used in determination of earnings per share	22,175,000	16,456,000	20,763,000	16,456,000
Additional shares assuming conversion of OP Units	1,230,000	454,000	842,000	447,000

Shares used in determination of FFO per share	23,405,000	16,910,000	21,605,000	16,903,000

(1) Net income applicable to common shareholders includes income from amortization of intangible lease liabilities of $937,000,
$551,000, $1,844,000 and $976,000, respectively. The minority interests’ share of such amortization was $27,000, $31,000, $54,000 and
$63,000, respectively. Net income applicable to common shareholders also includes a charge for the ineffective portion of the change in the fair value of the Company’s derivative financial instruments of $0, $80,000, $0 and $360,000, respectively (included in amortization expense). Minority interests did not share in such charge.

CEDAR SHOPPING CENTERS, INC.
Property Summary
As of June 30, 2005
	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF
								Major tenants [>=20,000 SF of GLA]

Property								Name	SF	Lease expiration

STABILIZED PROPERTIES (1):
The Point Shopping Center	2000	100%	255,447	1972/2001	19	94%	$10.36	Giant Foods	55,000	07/31/2021
Harrisburg, PA								Burlington Coat Factory	76,665	01/31/2011
								Staples	24,000	08/31/2013
								A.C. Moore	20,000	07/31/2008

Academy Plaza	2001	100%	152,878	1965/1998	33	99%	11.33	Acme Markets	50,918	09/31/2018
Philadelphia, PA								Raising Horizons Charter School	20,092	08/31/2005

Port Richmond Village	2001	100%	154,908	1988	29	97%	12.05	Thriftway	40,000	10/31/2008
Philadelphia, PA								Pep Boys	20,615	02/28/2009

Washington Center Shoppes	2001	100%	153,260	1979/1995	29	99%	7.60	Acme Markets	66,046	12/02/2020
Washington Township, NJ								Powerhouse Gym	20,742	12/31/2012

Red Lion	2002	20%	224,269	1970/2000	17	87%	12.32	Best Buy Stores	46,000	01/31/2014
Philadelphia, PA								Sports Authority	43,825	08/15/2005
								Staples	23,942	07/31/2015

Loyal Plaza	2002	25%	293,825	1969/2000	26	100%	7.45	K-Mart	102,558	08/31/2006
Williamsport, PA								Giant Foods	66,935	10/31/2019
								Staples	20,555	11/30/2014

LA Fitness Facility	2002	50%	41,000	2003	1	100%	18.09	LA Fitness	41,000	12/31/2018
Fort Washington, PA

Fairview Plaza	2003	30%	69,579	1992	5	97%	11.40	Giant Foods	59,237	02/28/2017
New Cumberland, PA

Halifax Plaza	2003	30%	54,150	1994	9	100%	10.89	Giant Foods	32,000	10/31/2019
Halifax, PA

Newport Plaza	2003	30%	66,789	1996	9	100%	10.12	Giant Foods	43,400	05/31/2021
Newport, PA

Pine Grove Plaza	2003	100%	79,306	2001/2002	14	95%	10.39	Peebles	24,963	01/31/2022
Pemberton Township, NJ

CEDAR SHOPPING CENTERS, INC. Property Summary As of June 30, 2005 (continued)

Property	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF
								Major tenants [>=20,000 SF of GLA]

								Name	SF	Lease expiration

Swede Square	2003	100%	98,792	1980/2004	16	88%	$13.16	LA Fitness	37,200	06/30/2016
East Norriton, PA

Valley Plaza	2003	100%	191,189	1975/1994	7	100%	4.39	K-Mart	95,810	09/30/2009
Hagerstown, MD								Ollie’s	41,888	03/31/2011
								Tractor Supply	32,095	05/31/2010

Wal-Mart Center	2003	100%	155,842	1972/2000	8	95%	5.51	Wal-Mart	95,482	01/31/2020
Southington, CT								Namco	20,000	01/31/2011

South Philadelphia	2003	100%	283,415	1950/2003	25	96%	12.78	Shop Rite	54,388	09/30/2018
Philadelphia, PA								Bally’s Total Fitness	31,000	05/31/2017
								Ross Stores	31,349	01/31/2013
								National Wholesale Liquidators	26,000	01/31/2016
								Modell’s	20,000	01/31/2018
								Strauss Discount Auto	20,000	11/30/2013

River View Plaza I, II and III	2003	100%	244,225	1991/1998	21	88%	16.66	United Artists	77,700	12/31/2018
Philadelphia, PA								Pep Boys	22,000	09/30/2014

Columbus Crossing	2003	100%	142,166	2001	9	100%	15.22	Super Fresh Supermarket	61,506	09/30/2020
Philadelphia, PA								Old Navy	25,000	09/30/2008
								A.C. Moore	22,000	09/30/2011

Sunset Crossing	2003	100%	74,142	2002	6	96%	14.43	Giant Foods	54,332	06/30/2022
Dickson City, PA

Golden Triangle	2003	100%	191,581	1960/2005	16	86%	10.51	LA Fitness	44,796	04/30/2020
Lancaster, PA								Marshalls	30,000	05/31/2010
								Staples	24,060	05/31/2012
								Artesian Outlet	22,000	04/30/2009

The Commons	2004	100%	175,121	2000 – 2003	21	98%	10.03	Elder-Beerman Stores	54,500	01/31/2017
DuBois, PA								Shop ’n Save	52,654	10/07/2015

Townfair Center	2004	100%	203,531	1995 – 2002	11	97%	7.68	Lowe’s Home Centers	95,173	12/31/2015
White Township, PA								Shop ’n Save	50,000	02/08/2012

Lake Raystown Plaza	2004	100%	84,292	1995	9	100%	8.58	Giant Foods	39,244	07/31/2015
Huntingdon, PA

CEDAR SHOPPING CENTERS, INC.
Property Summary
As of June 30, 2005
(continued)	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF
								Major tenants [>=20,000 SF of GLA]

Property								Name	SF	Lease expiration

Franklin Village Plaza	2004	100%	303,772 (3)	1987/1989	63	92%	$18.19	Stop & Shop (3)	75,000	10/31/2025
Franklin, MA								Marshalls	26,890	01/31/2009

The Brickyard	2004	100%	274,553	1989 – 1990	5	98%	8.73	Sam’s Club	109,755	10/31/2010
Berlin, CT								The Home Depot	103,003	10/31/2010
								Syms	38,000	03/31/2010

Carbondale Plaza	2004	100%	129,915	1972	10	83%	5.49	Weis Markets	52,720	02/29/2016
Carbondale, PA								Peebles	39,600	01/31/2016

Kenley Village	2005	100%	51,894	1988	11	100%	7.54	Food Lion	29,000	02/11/2009
Hagerstown, MD

St. James Square	2005	100%	39,903	2000	4	93%	10.97	Food Lion	33,000	11/14/2020
Hagerstown, MD

Carrolton Discount Drug Mart Plaza	2005	100%	40,355	2000	4	100%	7.92	Discount Drug Mart	25,355	03/31/2016
Carrolton, OH

Clyde Discount Drug Mart Plaza	2005	100%	33,852	2002	2	82%	9.08	Discount Drug Mart	23,852	03/31/2019
Clyde, OH

CVS at Bradford	2005	100%	10,722	1996	1	100%	12.80
Bradford, PA

CVS at Celina	2005	100%	10,195	1998	1	100%	16.50
Celina, OH

CVS at Erie	2005	100%	10,125	1997	1	100%	16.39
Erie, PA

CVS at Portage Trail	2005	100%	10,125	1996	1	100%	13.77
Akron, OH

CVS at Westfield	2005	100%	10,125	2000	1	100%	15.74
Westfield, NY

Dover Discount Drug Mart Plaza	2005	100%	38,409	2002	7	100%	9.01	Discount Drug Mart	24,516	03/31/2013
Dover, OH

CEDAR SHOPPING CENTERS, INC.
Property Summary
As of June 30, 2005
(continued)	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF
								Major tenants [>=20,000 SF of GLA]

Property								Name	SF	Lease expiration

East Chestnut	2005	100%	20,680	1996	4	100%	$16.65
Lancaster, PA

Fairfield Plaza	2005	100%	71,979	2001/2005	6	86%	12.97	TJ Maxx	25,257	08/31/2013
New Milford, CT								Staples	20,388	10/31/2019

Family Dollar at Zanesville	2005	100%	6,900	2000	1	100%	8.70
Zanesville, OH

FirstMerit Bank at Akron	2005	100%	3,200	1996	1	100%	23.51
Akron, OH

Hudson Discount Drug Mart Plaza	2005	100%	32,259	2000	1	100%	10.19	Discount Drug Mart	32,259	03/31/2017
Hudson, OH

Lodi Discount Drug Mart Plaza	2005	100%	38,576	2003	5	100%	9.27	Discount Drug Mart	24,596	03/31/2019
Lodi, OH

McCormick Place	2005	100%	46,000	1995	2	100%	8.48	Sam Levin Furniture	40,000	12/31/2011
North Olmsted, OH

McDonalds and Waffle House at Medina	2005	100%	6,000	2003	2	100%	11.70
Medina, OH

Ontario Discount Drug Mart Plaza	2005	100%	38,423	2002	3	95%	6.93	Discount Drug Mart	25,525	03/31/2016
Mansfield, OH

Pickerington Discount Drug Mart Plaza	2005	100%	47,810	2002	10	100%	12.01	Discount Drug Mart	25,852	08/31/2017
Pickerington, OH

Polaris Discount Drug Mart Plaza	2005	100%	50,289	2001	13	100%	12.02	Discount Drug Mart	25,861	03/31/2017
Lewis Center, OH

Pondside Plaza	2005	100%	19,340	2003	4	100%	8.20
Geneseo, NY

CEDAR SHOPPING CENTERS, INC.
Property Summary
As of June 30, 2005
(continued)	Year acquired	Percent owned (2)	Gross leasable area “GLA”	Year built/ year last renovated	Number of tenants	Percent occupied	Average base rent per leased SF
								Major tenants [>=20,000 SF of GLA]

Property								Name	SF	Lease expiration

Powell Discount Drug Mart Plaza	2005	100%	49,782	2001	10	97%	11.90	Discount Drug Mart	25,852	04/10/2017
Powell, OH

Rite Aid at Massillon	2005	100%	10,125	1999	1	100%	17.91
Massillon, OH

Shelby Discount Drug Mart Plaza	2005	100%	36,596	2002	5	100%	9.16	Discount Drug Mart	24,596	03/31/2019
Shelby, OH

Staples at Oswego	2005	100%	23,884	2000	1	100%	10.90	Staples	23,884	02/28/2015
Oswego, NY

			4,855,495		521	95%	10.80

DEVELOPMENT/REDEVELOPMENT PROPERTIES:
Camp Hill	2002	100%	419,047	1958/2005	24	77%	8.73	Boscov’s	167,597	09/30/2010
Camp Hill, PA								Giant Foods	42,070	01/31/2011
								Barnes & Noble	24,908	01/31/2011

Huntingdon Plaza	2004	100%	151,277	1972 – 2003	13	50%	6.52	Peebles	22,060	01/31/2018
Huntingdon, PA

Hamburg Commons	2004	100%	99,488	1988 – 1993	6	71%	6.32
Hamburg, PA

Meadows Marketplace	2004	100%	91,250	2005	N/A	—	N/A	Giant Foods (4)	65,000	09/30/2025
South Hanover Township, PA

Centerville Discount Drug Mart Plaza	2005	100%	49,494	2000	7	72%	10.61	Discount Drug Mart	24,012	03/31/2016
Centerville, OH

			810,556		50	62%	8.19

TOTAL PORTFOLIO			5,666,051		571	90%	$10.54

CEDAR SHOPPING CENTERS, INC.
Property Summary
As of June 30, 2005
(continued)

(1)	“Stabilized properties” are those properties, with no development/redevelopment activities, having an occupancy rate of at least 80%.

(2)	Other than the partnership owning the Red Lion property, the terms of the several joint venture agreements provide, among other things, that the minority interest partners receive certain preferential returns on their investments prior to any distributions to the Company.

(3)	Stop & Shop is presently constructing an addition to its existing 55,000 sq. ft. store which will increase the size to 75,000 sq. ft. Upon completion, which is estimated to be in November 2005, the extended lease term will run for 20 years from that date. The total GLA for the shopping center includes approximately 15,000 sq. ft. which will result from the Stop & Shop expansion.

(4)	Giant Foods has signed a 20-year lease for a 65,000 sq. ft. store at Meadows Marketplace. Development activities have commenced, are expected to cost approximately $10 million (including the cost of the land), and are projected to be competed in October 2005. At present, it is anticipated that this property will contain a total of approximately 91,000 sq. ft. of GLA.

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CEDAR SHOPPING CENTERS, INC. Debt Summary As of June 30, 2005 (unaudited)

	Percent Owned	Maturity Date	Int. rate Jun 30 2005	Balances		Pro rata share

				Jun 30 2005	Dec 31 2004	Jun 30 2005	Dec 31 2004
Property

Fixed-rate mortgages:
The Point	100.0%	Sep 2012	7.63%	$19,099,000	$19,264,000	$19,099,000	$19,264,000
Academy Plaza	100.0%	Mar 2013	7.28%	10,200,000	10,278,000	10,200,000	10,278,000
Port Richmond Village	100.0%	Apr 2008	7.17%	11,051,000	11,135,000	11,051,000	11,135,000
Washington Center Shoppes	100.0%	Nov 2007	7.53%	5,706,000	5,749,000	5,706,000	5,749,000
Red Lion	20.0%	Feb 2010	8.86%	16,384,000	16,459,000	3,277,000	3,292,000
Loyal Plaza	25.0%	Jun 2011	7.18%	13,453,000	13,532,000	3,363,000	3,383,000
Fairview Plaza	30.0%	Feb 2013	5.71%	5,900,000	5,941,000	1,770,000	1,782,000
Halifax Plaza	30.0%	Feb 2010	6.83%	4,055,000	4,100,000	1,217,000	1,230,000
Newport Plaza	30.0%	Feb 2010	6.83%	3,753,000	3,792,000	1,126,000	1,138,000
Newport Plaza	30.0%	Feb 2010	6.83%	1,429,000	1,445,000	429,000	433,000
Pine Grove Plaza	100.0%	Apr 2010	6.24%	5,663,000	5,738,000	5,663,000	5,738,000
Pine Grove Plaza	100.0%	Mar 2006	8.50%	388,000	388,000	388,000	388,000
Golden Triangle	100.0%	Apr 2008	6.00%	9,811,000	9,987,000	9,811,000	9,987,000
Townfair Center	100.0%	Mar 2008	6.00%	10,042,000	10,167,000	10,042,000	10,167,000
Franklin Village Plaza	100.0%	Nov 2011	4.81%	43,500,000	43,500,000	43,500,000	43,500,000
Centerville Discount Drug Mart	100.0%	May 2015	5.15%	2,997,000	—	2,997,000	—
Clyde Discount Drug Mart	100.0%	May 2015	5.19%	2,078,000	—	2,078,000	—
CVS at Bradford	100.0%	Mar 2017	5.16%	1,136,000	—	1,136,000	—
CVS at Celina	100.0%	Jan 2020	5.16%	1,824,000	—	1,824,000	—
CVS at Erie	100.0%	Nov 2018	5.16%	1,520,000	—	1,520,000	—
CVS at Portage Trail	100.0%	Aug 2017	5.00%	1,220,000	—	1,220,000	—
Dover Discount Drug Mart	100.0%	May 2015	5.20%	2,273,000	—	2,273,000	—
East Chestnut	100.0%	Apr 2018	5.16%	2,417,000	—	2,417,000	—
Fairfield Plaza	100.0%	Jul 2015	5.00%	5,475,000	—	5,475,000	—
Lodi Discount Drug Mart	100.0%	May 2015	5.19%	2,532,000	—	2,532,000	—
McCormick Place	100.0%	Jul 2008	5.15%	2,483,000	—	2,483,000	—
Ontario Discount Drug Mart	100.0%	May 2015	5.20%	2,338,000	—	2,338,000	—
Pickerington Discount Drug Mart	100.0%	Jul 2015	5.00%	4,450,000	—	4,450,000	—
Polaris Discount Drug Mart	100.0%	May 2015	5.20%	4,770,000	—	4,770,000	—
Pondside Plaza	100.0%	May 2015	5.55%	1,234,000	—	1,234,000	—
Powell Discount Drug Mart	100.0%	May 2015	5.20%	4,570,000	—	4,570,000	—
Rite Aid at Massillon	100.0%	Jan 2020	5.00%	1,838,000	—	1,838,000	—
Shelby Discount Drug Mart	100.0%	May 2015	5.19%	2,338,000	—	2,338,000	—
Staples at Oswego	100.0%	May 2015	5.30%	2,403,000	—	2,403,000	—

Total fixed-rate debt		6.5 years	6.20%	210,330,000	161,475,000	176,538,000	127,464,000
		[wtd-avg maturity]	[wtd-avg rate]

Variable-rate mortgages:
LA Fitness Facility	50.0%	Dec 2007	6.25%	4,909,000	4,955,000	2,455,000	2,478,000
Camp Hill	100.0%	Apr 2008	5.18%	29,878,000	14,000,000	29,878,000	14,000,000

Total variable rate mortgages		2.7 years	5.33%	34,787,000	18,955,000	32,333,000	16,478,000
		[wtd-avg maturity]	[wtd-avg rate]

Total mortgages		6.0 years	6.08%	245,117,000	180,430,000	208,871,000	143,942,000
		[wtd-avg maturity]	[wtd-avg rate]

Secured revolving credit facility	100.0%	Jan 2007	4.81%	43,400,000	68,200,000	43,400,000	68,200,000

Secured revolving credit facility		1.6 years	4.81%	43,400,000	68,200,000	43,400,000	68,200,000
		[wtd-avg maturity]	[wtd-avg rate]

Total debt		5.3 years	5.89%	$288,517,000	$248,630,000	$252,271,000	$212,142,000
		[wtd-avg maturity]	[wtd-avg rate]

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CEDAR SHOPPING CENTERS, INC. Debt Summary As of June 30, 2005 (unaudited) (continued)
	Mortgage debt

Maturity schedule by year	Scheduled amortization	Balloon payments	Secured revolving credit facility (a)	Total

2005	$1,610,000	$—		$1,610,000
2006	3,374,000	431,000		3,805,000
2007	3,587,000	10,225,000	$43,400,000	57,212,000
2008	2,826,000	60,582,000		63,408,000
2009	2,718,000	—		2,718,000
2010	2,368,000	28,833,000		31,201,000
2011	2,309,000	55,786,000		58,095,000
2012	2,140,000	15,901,000		18,041,000
2013	1,514,000	13,711,000		15,225,000
2014	1,546,000	—		1,546,000
2015	1,118,000	31,050,000		32,168,000
2016	845,000	—		845,000
2017	749,000	—		749,000
2018	528,000	966,000		1,494,000
2019	367,000	—		367,000
2020	33,000	—		33,000

	$27,632,000	$217,485,000	$43,400,000	$288,517,000

(a) The Company has the option to extend the facility for one year beyond the scheduled maturity date of January 2007.

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CEDAR SHOPPING CENTERS, INC Consolidated Joint Ventures Information
(unaudited)		As of June 30, 2005

Property	Partners’ percent	Real estate, net	Mortgage loans payable	Other assets liabilities, net	Equity (a)

					Partners	Cedar (b)(c)	Total

Loyal Plaza	75%	$19,548,400	$(13,452,979)	$1,235,183	$4,755,496	$2,575,108	$7,330,604

Red Lion	80%	18,570,837	(16,383,930)	1,641,943	2,481,759	1,347,091	3,828,850

Fairview Plaza (d)	70%	8,778,974	(5,899,979)	(318,904)	1,567,652	992,439	2,560,091

Halifax Plaza (d)	70%	5,512,083	(4,055,000)	(87,953)	1,159,084	210,046	1,369,130

Newport Plaza (d)	70%	6,436,208	(5,181,984)	114,837	1,063,509	305,552	1,369,061

LA Fitness Facility	50%	5,797,566	(4,909,501)	387,580	901,124	374,521	1,275,645

		$64,644,068	$(49,883,373)	$2,972,686	$11,928,624	$5,804,757	$17,733,381

		For the six months ended June 30, 2005

		Property-level operations						Share of property net income

	Partners’		Operating	Depreciation/	Operating	Non-op		<<< Partners>>>
Property	percent	Revenues	expenses	amortization	income	inc/exp (e)	Net income	Regular	Preference	Cedar (b)

Loyal Plaza	75%	$1,413,059	$360,267	$268,912	$783,880	$549,069	$234,811	$176,108	$58,703	$—

Red Lion	80%	1,546,391	459,867	215,118	871,406	769,941	101,465	81,172	—	20,293

Fairview Plaza (d)	70%	452,680	54,062	94,624	303,994	170,503	133,491)
							)
Halifax Plaza (d)	70%	383,808	84,366	58,696	240,746	144,862	95,884)	227,379	19,491	77,957
							)
Newport Plaza (d)	70%	458,124	113,096	68,077	276,951	181,499	95,452)

LA Fitness Facility	50%	370,800	10,490	57,390	302,920	172,662	130,258	65,129	14,980	50,149

		$4,624,862	$1,082,148	$762,817	$2,779,897	$1,988,536	$791,361	$549,788	$93,174	$148,399

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CEDAR SHOPPING CENTERS, INC Consolidated Joint Ventures Information (unaudited) (continued)

	Partners’			Share of FFO (a)
Property	percent	Cedar		Partners	Cedar (b)	Total

Loyal Plaza	75%	25%		$375,607	$128,117	$503,724

Red Lion	80%	20%		253,266	63,316	316,582

Fairview Plaza (d)	70%	30%	)
			)
Halifax Plaza (d)	70%	30%	)	379,697	166,529	546,226
			)
Newport Plaza (d)	70%	30%	)

LA Fitness Facility	50%	50%		115,424	72,224	187,648

				$1,123,994	$430,186	$1,554,180

(a) The Partners/Cedar shares of equity and FFO, as presented, differ from amountscalculated using the stated ownership percentages because of (1) non-proportionateinitial investments (per the respective joint venture agreements), and (2) the effect of preference returns to joint venture partners.

(b) Includes limited partners’ share.

(c) Equity includes net receivable/payable balances, on open account, between jointventure and wholly-owned entities.

(d) As each of these three properties is under an umbrella partnership, any shortfallin required preference payments by any one of the properties will be offset by excesscash flow from any of the other properties.

(e) Non-operating income and expense consists principally of interest expense and amortization of deferred financing costs.

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CEDAR SHOPPING CENTERS, INC.
Tenant Concentration Schedule
As of June 30, 2005
(unaudited)

Tenant	Number of stores	Sq ft	Percentage Sq ft	Annualized base rents	Annualized base rents per sq ft	Percentage Annualized base rents

Giant Foods/Stop & Shop	9	467,218	8.25%	$5,032,211	$10.77	9.31%
Staples	8	174,829	3.09%	2,261,073	12.93	4.18%
Discount Drug Mart	9	232,563	4.10%	2,082,403	8.95	3.85%
LA Fitness	3	122,996	2.17%	1,743,072	14.17	3.22%
Wal-Mart/Sam’s Club	2	205,237	3.62%	1,367,563	6.66	2.53%
United Artists Theatre Group	1	77,700	1.37%	1,332,769	17.15	2.47%
CVS	8	79,757	1.41%	1,153,171	14.46	2.13%
Shop ’n Save	2	102,654	1.81%	854,151	8.32	1.58%
Boscov’s	1	167,597	2.96%	742,071	4.43	1.37%
Home Depot	1	103,003	1.82%	721,021	7.00	1.33%

Sub-total top ten tenants	44	1,733,554	30.60%	17,289,505	9.97	31.98%

Remaining tenants	527	3,393,815	59.90%	36,767,530	10.83	68.02%

Sub-total all tenants	571	5,127,369	90.49%	54,057,036	10.54	100.00%

Vacant (a)	N/A	538,682	9.51%	N/A	N/A	N/A

Total (including vacant)	571	5,666,051	100.00%	$54,057,036	$9.54	N/A

(a) Includes locations presently undergoing development and/or redevelopment activities.

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CEDAR SHOPPING CENTERS, INC. Lease Expiration Schedule As of June 30, 2005 (unaudited)

Number of tenants	Sq ft	Percentage of total sq ft	Year leases expire	Annualized expiring base rents	Annualized expiring per sq ft	Percentage Annualized expiring base rents

15	59,825	1.06%	M-T-M	$874,210	$14.61	1.62%
44	174,847	3.09%	2005	2,082,161	11.91	3.85%
83	369,739	6.53%	2006	4,369,052	11.82	8.08%
79	280,309	4.95%	2007	3,881,902	13.85	7.18%
78	370,417	6.54%	2008	5,028,009	13.57	9.30%
91	485,456	8.57%	2009	4,996,724	10.29	9.24%
36	603,839	10.66%	2010	4,747,772	7.86	8.78%
25	379,210	6.69%	2011	3,254,883	8.58	6.02%
22	205,466	3.63%	2012	2,159,334	10.51	3.99%
17	169,989	3.00%	2013	1,907,932	11.22	3.53%
19	153,340	2.71%	2014	1,972,325	12.86	3.65%
10	258,673	4.57%	2015	2,324,253	8.99	4.30%

519	3,511,110	61.97%		37,598,557	10.71	69.55%

52	1,616,259	28.53%	Thereafter	16,458,479	10.18	30.45%

571	5,127,369	90.49%		54,057,036	10.54	100.00%

N/A	538,682	9.51%	Vacant (a)	N/A	N/A	N/A

			Total
571	5,666,051	100.00%	portfolio	$54,057,036	$9.54	N/A

(a) Includes locations presently undergoing development and/or redevelopment activities.